CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY ***) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

EXHIBIT 10.1

SECOND AMENDMENT
TO
COLLABORATION AND COMMERCIALIZATION AGREEMENT

This Second Amendment (the “Second Amendment”) to the Collaboration and Commercialization Agreement is entered into by and between Senseonics Incorporated (“Senseonics”) and Ascensia Diabetes Care Holdings AG (“Ascensia”) (each of Senseonics and Ascensia, a “Party”, and together, the “Parties”) and is effective (except as otherwise provided herein) as of June 21, 2022 (the “Second Amendment Effective Date”).

WHEREAS, the Parties have entered into that certain Collaboration and Commercialization Agreement dated as of August 9, 2020, as subsequently amended and supplemented (the “Agreement”);

WHEREAS, the Parties desire to further amend the Agreement in accordance with Section 9.3 thereof in order to clarify certain accounting and other matters;

NOW THEREFORE, in consideration of the premises and mutual covenants contained in the Second Amendment, the parties agree as follows:

1.	Product Warranty. Exhibit E to the Agreement will be deleted and replaced in its entirety by the Exhibit E attached to this Second Amendment. The reference to “warranty claims (as allowed by Exhibit E)” in Section 4.2 of the Agreement shall be deleted. For the avoidance of doubt, there shall be no adjustment to the amounts owed to Senseonics under Section 4.2 for any warranty claims as all warranty units will be included in Section 4.2 True Up Amount. The changes in this Section 1 shall be considered effective for true-up calculations for periods starting [***].
2.	Pricing. Notwithstanding anything to the contrary in the Agreement (including Section 2.4(c) thereof), the minimum price (net of application of revenue sharing) in both the United States and outside the United States on a quarterly basis for sales from Senseonics to Ascensia of the 180-day Product will be set at [***], unless otherwise formally agreed by the Joint Alliance Committee for special situations. For the avoidance of doubt, this provision means that the true-up cannot result in adjustments which, after application of the revenue share and warranty, cause the realized transfer price of the sensor to be below such [***]. The Parties will continue to set a Minimum Annual Price in each market in accordance with Section 2.4(c). Ascensia will provide quarterly reports to Senseonics with updates on the average quarterly in market selling prices, net of replacement sensors of the 180-day Product in the [***], and a subtotal for all other relevant markets. If an additional market becomes substantial to results, the Parties will in good faith add quarterly reporting on such market. The changes in this Section 2 shall be considered effective for true up calculations for periods starting at [***].
3.	Binding Commitment. Effective as of the next applicable Forecast period after the Second Amendment Effective Date, Section 2.3(c) of the Agreement will be replaced in its entirety as follows:

“2.3(c). Binding Commitment. In each Forecast, the following shall constitute a binding commitment for Ascensia to purchase, and for Senseonics to supply, the quantities of Products specified therein, and Ascensia shall order such quantities pursuant to Section 2.2(a) (the “Binding Commitment”):

(i)	the first [***] of each 12-month Forecast – a binding commitment for [***] of the quantities of Products specified therein;

(ii)	for [***] of the 12-month Forecast immediately following the Second Amendment Effective Date and effective as of [***] (i.e., [***]) – a binding commitment for [***] of the quantities of Products specified therein;
(iii)	for [***] of each subsequent Forecast (i.e., starting in [***]) – a binding commitment for [***] of the quantities of Products specified therein;
(iv)	for month #6 of each subsequent Forecast (i.e., starting in [***]) – a binding commitment for [***] of the quantities of Products specified therein; and
(v)	for [***] of each subsequent Forecast (i.e., starting in [***]) – a binding commitment for [***] of the quantities of Products specified therein.

Such Binding Commitment will be subject to a limit established by the Joint Alliance Committee based on capacity and consistency with prior Forecasts, and reviewed every [***]. With respect to quantities of Products in the Binding Commitment, Senseonics shall not be required to ship more than [***] shipment per month to a single designated distribution facility and/or logistics and kitting provider within the European Union or more than [***] shipment per month to a single central distribution location in each country in the Territory located outside the United States and European Union, as agreed to by the Parties.”

For clarity, binding percentages shall not operate additively. As an example, if during the first year from the Second Amendment Effective Date, Ascensia’s forecast for month #8 was for [***] sensors, and Ascensia subsequently reduced its forecast to [***] sensors for the same month when it became month #7, it could not further reduce its binding forecast for that same month below [***] sensors. Additional illustrative examples for calculation of the Binding Commitment are attached hereto in Schedule A.

4.	Certain Payments. The Parties acknowledge and agree that the following payments are due in connection with the operation of the Agreement:
(a)	Ascensia and Senseonics agree to [***], as a result of which Ascensia will provide to Senseonics three quarterly payments of [***] to offset manufacturing costs;
(b)	Senseonics owes Ascensia [***] as a one-time payment in respect of the reimbursement of the [***]; and
(c)	Pursuant to the funding obligations described in Sections 5(v) and 5(vi) of the First Amendment, Senseonics owes Ascensia a one-time payment of [***].

The Parties agree to offset the amounts referred to in [***]. As a result, Senseonics will make a one-time payment of [***] to Ascensia no later than [***] after the Second Amendment Effective Date. The remaining [***] manufacturing offset amounts referenced in Section 4(a) above will be made from Ascensia to Senseonics within [***] of the start of [***].

5.	True-up Mechanics. The Parties agree that for the calculation of the True-Up Amounts pursuant to Section 4.2 of the Agreement, (i) they shall use an agreed upon blended revenue share percentage based upon the estimated blended revenue share percentage resulting from the forecasted revenue for the year and (ii) in the final True-Up Statement for the year shall adjust to account for the difference between the estimated revenue share used for these estimated periods and the final revenue share calculated based on actual revenues for the year.
6.	Confidentiality. The Parties acknowledge that the terms and conditions of this Second Amendment shall be treated as Confidential Information of both Parties, subject to Article 8 of the Agreement, provided that Senseonics may, if required by law, disclose this Second Amendment as part of its ongoing public reporting company filings.

7.	Term. The pricing provisions in Section 2 hereof shall remain in effect until April 1, 2024, after which the parties will renegotiate in good faith the going forward minimum price set forth in Section 2 of this Second Amendment and the further term for the continuation of such minimum price and the amendments in Sections 1 and 3, provided that on or after April 1, 2023, the parties shall renegotiate such minimum price and such term extensions on a going forward basis in the event either [***] to in-market reimbursement rates in local currency averaged at a constant Euro-USD rate based on the relative dollar sales volumes of the relevant markets at the time.
8.	Interpretation. Except as expressly provided in this Second Amendment, the Agreement shall continue in full force and effect. The Agreement, as supplemented, clarified or amended by the Letter Agreement of November 17, 2020, the First Amendment dated as of March 31, 2021, the Side Letter Agreement dated November 12, 2021, and the Second Side Letter Agreement dated April 5, 2022, constitute the entire agreement of the Parties with respect to the subject matter hereof. In the event of any conflict between the terms of this Second Amendment and the Agreement, the terms of this Second Amendment shall control. Except where expressly noted otherwise, the amendments made herein shall be effective as of the Second Amendment Effective Date. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which shall together constitute a single agreement. This Amendment may be executed and delivered electronically, including via PDF format or DocuSign, and upon such delivery such electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other Parties.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has caused this Second Amendment to be executed by its duly authorized representatives as of the Second Amendment Effective Date.

Ascensia Diabetes Care Holdings AG

By: /s/ Elaine Anderson

Name: Elaine Anderson

Title: Head of Eversense CGM Business Unit

By: /s/ Robert Schumm

Name: Robert Schumm

Title: President

Senseonics, Incorporated

By: /s/ Tim Goodnow

Name: Tim Goodnow

Title: CEO

EXHIBIT E

Senseonics warrants to Ascensia that the Products will function in material conformance with its Specifications set forth in documentation provided by Senseonics. Ascensia’s sole and exclusive remedy for a breach of the foregoing warranty shall be Senseonics’ participation through the true-up in the process outlined below.

Country level end market warranty policies will be approved by the Joint Alliance Committee. The Parties intend that such warranty policies will not exceed [***] in any market for any 180-day sensor.

Any warranty claim by a user will be satisfied out of a sensor taken from Ascensia inventory. For bona fide warranty claims meeting the requirements and terms of the warranty agreed by the Joint Alliance Committee, subject to the minimum price set out in Section 2 hereof, these sensors will be included in the calculation for the true up as follows: replacement sensors will be included in the true up for cost purposes and such sensors that were subject to a bona fide warranty claim will only be included in revenue to the extent they generate revenue in accordance with the end-market warranty, unless otherwise formally agreed by the Joint Alliance Committee for special situations.

The Parties will determine a warranty for the 365-day Product in good faith prior to its launch.

Neither Party is liable for the cost of reinsertion. The Joint Alliance Committee may consider and discuss special situations.

This Amendment shall not affect the currently in-effect transmitter warranty.

SCHEDULE A

BINDING COMMITMENT EXAMPLE

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Binding Commitment	Notes:
Illustrative Year 1 Example
Jan	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
binding	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]						[***]
Feb		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
binding							[***]	[***]							[***]
		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]
Mar			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				[***]	[***]		[***]	[***]							[***]
binding			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]

Illustrative Year 2 Example
Jan	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
binding	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]						[***]
Feb		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
							[***]	[***]							[***]
binding		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]					[***]
Mar			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
				[***]	B		[***]	[***]	A						[***]
binding			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]

	#1	#2	#3	#4	#5	#6	#7	#8
binding (yr 1)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
binding (yr 2+)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

A: [***].

B: [***].
[***]